CONDUCTOR GLOBAL EQUITY VALUE ETF

CGV

Supplement dated June 16, 2023

to the Statement of Additional Information (“SAI”),
dated March 1, 2023

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective June 16, 2023, the Fixed Fee for in-kind and cash purchases and redemptions of Creation Units of the Conductor Global Equity Value ETF (the “Fund”) is $1,500.

The table on Page 44 of the SAI included under “Transaction Fees”, in the section entitled “PURCHASE, REDEMPTION AND PRICING OF SHARES”, is deleted in its entirety and replaced with the following:

Fixed Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
$1,500	200 bps

* As a percentage of the amount invested.

This Supplement and the existing Prospectus and SAI, each dated March 1, 2023 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-615-200-0057.